                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to (S)240.14a-12

                        MORGAN GRENFELL INVESTMENT TRUST
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                                                [LOGO] Deutsche Asset Management
                                             A Member of the Deutsche Bank Group

                                                                      June 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement with your fund's investment advisor. Under the new advisory agreement, your advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow your fund's advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities. Shareholders of the European Equity Fund will also be asked to approve a sub-advisory agreement between their fund's advisor and Deutsche Asset Management Investment Services Limited.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

   . These proposals will have no effect on the number of shares you own or the value of those shares.
   . The advisory fees applicable to your fund will not change.
   . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Secretary

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.




Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

                             QUESTIONS AND ANSWERS

    Q: What is the purpose of this proxy solicitation?

    A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

       . to elect eleven members of the Board of Trustees of Morgan Grenfell Investment Trust (the 'Trust'), of which your fund is a series, whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained;

       . for those funds advised by Deutsche Asset Management, Inc. ('DeAM, Inc.') (the 'DeAM, Inc. Funds'), to approve new investment advisory agreements between each fund and DeAM, Inc.;

       . for those funds advised by Deutsche Asset Management Investment Services Limited ('DeAMIS') (the 'DeAMIS Funds'), to approve new investment advisory agreements between each fund and DeAMIS; and

       . for the European Equity Fund only, to approve a sub-advisory agreement between DeAM, Inc. and DeAMIS.

       THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR THESE PROPOSALS.

    I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

    Q: Why am I being asked to vote for Board members?

    A: Deutsche Asset Management recommended to the Board, and the Board agreed, that the Trust, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to your Board. The Board agreed to submit this proposal to shareholders.

    Q: Why did the Trust's Board approve management's recommendation?

    A: Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a uni-fied group board structure benefits the Trust, your fund and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

    Q: If the Board proposal is approved by shareholders, how many Trustees will sit on the Board?

    A: If all nominees are elected, the Trust's Board will consist of eleven individuals. Two of these persons currently serve as members of your Board; nine persons will be new to the Trust's Board but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

   II. PROPOSALS RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new investment advisory agreement?

    A: DeAM, Inc. and DeAMIS, respectively, recommended to the Board that it approve the new investment advisory agreements with DeAM, Inc. for the DeAM Funds and with DeAMIS for the DeAMIS Funds, respectively, in order to provide DeAM, Inc. and DeAMIS, as applicable, with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new investment advisory agreements described in the proxy statement will contain substantially similar provisions and do not differ materially in terms of services to be provided or fees to be paid therefor from the current investment advisory agreements except for the dates of execution, effectiveness and initial term and certain other differences described in the enclosed proxy statement, including that, under the new investment advisory agreements, DeAM, Inc. or DeAMIS, as applicable, would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. In addition, the new DeAM, Inc. Advisory Agreement for European Equity Fund will not contain a provision under which DeAM, Inc. could seek indemnification from the Trust, unlike the current advisory agreement for European Equity Fund.

       In determining to recommend that the shareholders approve the new investment advisory agreements, the Board of the Trust considered, among other factors, the potential benefits to the Funds of providing DeAM, Inc. and DeAMIS, respectively, more flexibility in structuring management services. In addition, the Board considered that DeAM, Inc. and DeAMIS, respectively, will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. or DeAMIS, as applicable, to delegate certain management services to such entities.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The investment advisory fee rate proposed to be charged under the new advisory agreements is the same as the investment advisory fee rate charged under the current advisory agreements.

  III. EUROPEAN EQUITY FUND ONLY -- PROPOSAL RELATED TO APPROVAL OF SUB-ADVISORY AGREEMENT

    Q: Why am I being asked to vote for a sub-advisory agreement?

    A: DeAM, Inc. has proposed entering into a sub-advisory agreement on behalf of the European Equity Fund with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the European Equity Fund and to DeAM, Inc. In addition, DeAM, Inc. will remain fully responsible for DeAMIS' actions under the proposed sub-advisory agreement.

       In considering whether to approve the sub-advisory agreement, the Board considered the factors it considered in approving the new advisory agreement, to the extent applicable. In addition, the Board considered the recommendation of DeAM, Inc. and various information and materials provided by each of DeAM, Inc. and DeAMIS. Furthermore, the Board considered that approval of the sub-advisory agreement would not affect the advisory fees paid by the European Equity Fund, and that DeAM, Inc. would remain fully responsible for DeAMIS' actions under the sub-advisory agreement.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The sub-advisory fee will be paid by DeAM, Inc., not by your fund or the Trust, and has no effect on the investment advisory fees paid by your fund to DeAM, Inc.

   IV. GENERAL QUESTIONS

    Q: What are the Board's recommendations?

    A: The Board of Trustees recommends that all shareholders vote 'FOR' the nominees for the Board and 'FOR' the approval of the new advisory agreements. The Board also recommends that European Equity Fund shareholders vote 'FOR' the approval of the sub-advisory agreement.

    Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

    A: No, DeAM, Inc. or its affiliates will bear these costs.

    Q: How can I vote?

    A: You can vote in any one of four ways:

       . Through the internet by going to the website listed on your proxy card;

       . By telephone, with a toll-free call to the number listed on your proxy card;

       .  By mail, with the enclosed proxy card; or

       .  In person at the special meeting.

   We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.
    Q: I plan to vote by mail. How should I sign my proxy card?

    A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

    Q: I plan to vote by telephone. How does telephone voting work?

    A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

    Q: I plan to vote through the internet. How does internet voting work?

    A: To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

    Q: Whom should I call with questions?

    A: Please call Georgeson Shareholder Communications at 1-866-333-0889 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

    Q: Why am I receiving proxy information on funds that I do not own?

    A: Since shareholders of all of the Trust's series are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for all of the Trust's series.

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                       MORGAN GRENFELL INVESTMENT TRUST

                              'DeAM, Inc.' Funds
                               Fixed Income Fund
                              Municipal Bond Fund
                         Short-Term Fixed Income Fund
                        Short-Term Municipal Bond Fund
                             High Yield Bond Fund
                                Micro Cap Fund
                            Total Return Bond Fund
                             European Equity Fund

                                'DeAMIS' Funds
                       International Select Equity Fund
                         Emerging Markets Equity Fund
                          Emerging Markets Debt Fund

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of Morgan Grenfell Investment Trust (the 'Trust') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 1:00 p.m. (Eastern time) (the 'Special Meeting'). The Trust is an open-end management investment company, organized under the laws of the State of Delaware. The Trust is comprised of the above eleven series (each, a 'Fund,' and collectively, the 'Funds'). The Funds are organized as registered open-end management investment companies established as a series of a trust under the laws of the State of Delaware.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:             To elect eleven Trustees of the Trust to hold office
(All Funds)             until their respective successors have been duly
                        elected and qualified or until their earlier resignation
                        or removal, whose terms will be effective on the date
                        of the Special Meeting or, in the event of an
                        adjournment or adjournments of the Special Meeting,
                        such later date as shareholder approval is obtained.

PROPOSAL II:            To approve new investment advisory agreements
(DeAM, Inc. Funds ONLY) (each, a 'New DeAM Advisory Agreement' and collectively, the 'New DeAM Advisory Agreements')
                        between each DeAM, Inc. Fund and Deutsche Asset
                        Management, Inc. ('DeAM, Inc.').


    PROPOSAL III:         To approve new investment advisory agreements
    (DeAMIS Funds ONLY)   (each, a 'New DeAMIS Advisory Agreement' and
                          collectively, the 'New DeAMIS Advisory
                          Agreements') between each DeAMIS Fund and
                          Deutsche Asset Management Investment Services
                          Limited ('DeAMIS').

    PROPOSAL IV:          To approve a sub-advisory agreement between DeAM,
    (European Equity Fund Inc. and DeAMIS.
    ONLY)

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The New DeAM Advisory Agreements and New DeAMIS Advisory Agreements (together, the 'New Advisory Agreements') described in Proposals II and III, respectively, will contain substantially similar provisions and do not differ materially in terms of services to be provided from the current advisory agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term and certain other differences described in the enclosed proxy statement, including that, to the extent permissible by law and subject to further approval by the Board of Trustees, DeAM, Inc. or DeAMIS, as applicable, would be permitted to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement for European Equity Fund, unlike its current advisory agreement, will not contain a provision under which DeAM, Inc. could seek indemnification from the Fund or the Trust.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR each applicable Proposal and FOR the election of each nominee to the Board of Trustees of the Trust.

   This notice and related proxy material are first being mailed to shareholders of the Funds on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                         By Order of the Board of Trustees,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary
New York, New York
June 13, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE
 AND SIGN EACH ENCLOSED PROXY CARD AND  MAIL  IT  PROMPTLY  IN  THE  ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU  ARE
   VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED
    IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the nominees for Trustee named in the attached Proxy Statement; for the DeAM, Inc. Funds, 'FOR' the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; for the DeAMIS Funds, 'FOR' the approval of a new investment advisory agreement with Deutsche Asset Management Investment Services Limited; for European Equity Fund, 'FOR' the approval of a new sub-advisory agreement between Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the internet or telephone.

    See your proxy card(s) for instructions for internet voting.

    You may also call 1-866-333-0889 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust and the Funds involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

-----------------------------------------------------------------------------------
Registration                                                Valid Signature
-----------------------------------------------------------------------------------
Corporate Accounts
    (1) ABC Corp.                                    ABC Corp., John Doe, Treasurer
    (2) ABC Corp.                                    John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer            John Doe
    (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee
-----------------------------------------------------------------------------------
Partnership Accounts
    (1) The XYZ Partnership                          Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership         Jane B. Smith, General Partner
-----------------------------------------------------------------------------------
Trust Accounts
    (1) ABC Trust Account                            Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe
-----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
     UGMA/UTMA                                       John B. Smith
    (2) Estate of John B. Smith                      John B. Smith, Jr., Executor
-----------------------------------------------------------------------------------

                       MORGAN GRENFELL INVESTMENT TRUST

                              'DeAM, Inc.' Funds
                     Fixed Income Fund Municipal Bond Fund
                         Short-Term Fixed Income Fund
                        Short-Term Municipal Bond Fund
                             High Yield Bond Fund
                                Micro Cap Fund
                            Total Return Bond Fund
                             European Equity Fund

                                'DeAMIS' Funds
                       International Select Equity Fund
                         Emerging Markets Equity Fund
                          Emerging Markets Debt Fund

                               One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                                 July 30, 2002

   This joint proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Trustees of Morgan Grenfell Investment Trust (the 'Trust') with respect to its eleven series (each, a 'Fund' and collectively, the 'Funds') of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 1:00 p.m. (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about June 13, 2002.

   The Funds are organized as registered open-end management investment companies, each a series of the Trust. The Trust is a business trust organized under the laws of the State of Delaware.

   For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund. See 'Background.'

   Each Fund is comprised of separate classes, each with its own expense structure. However, since the proposals presented in this Proxy Statement, as applicable to a Fund, uniformly affect each class of a Fund, shareholders of each class of a Fund may vote on all applicable proposals, and each vote regardless of its class has equal weight for any proposal to be considered by shareholders of the applicable Fund.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:             To elect eleven Trustees of the Trust to hold office
(All Funds)             until their respective successors have been duly
                        elected and qualified or until their earlier resignation
                        or removal, whose terms will be effective on the date
                        of the Special Meeting or, in the event of an
                        adjournment or adjournments of the Special Meeting,
                        such later date as shareholder approval is obtained.

PROPOSAL II:            To approve new investment advisory agreements
(DeAM, Inc. Funds ONLY) (each, a 'New DeAM Advisory Agreement' and collectively, the 'New DeAM Advisory Agreements')
                        between each Fund and Deutsche Asset Management,
                        Inc. ('DeAM, Inc.').

PROPOSAL III:           To approve new investment advisory agreements
(DeAMIS Funds ONLY)     (each, a 'New DeAMIS Advisory Agreement' and
                        collectively, the 'New DeAMIS Advisory
                        Agreements') between each Fund and Deutsche Asset
                        Management Investment Services Limited
                        ('DeAMIS').

PROPOSAL IV:            To approve a sub-advisory agreement (the
(European Equity Fund   'Sub-Advisory Agreement') between DeAM, Inc.
ONLY)                   and DeAMIS.

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The shareholders of the Trust are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Trustee Nominees') as Trustees of the Trust. Messrs. Jones and Searcy currently serve on the Board of Trustees of the Trust. Messrs. Burt, Dill, Hale, Hardiman and Wadsworth, Drs. Gruber, Herring and Saunders and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.
Mr. Hale is currently an 'interested person' (an 'Interested Trustee'), as defined in the Investment Company Act of 1940, as amended (the '1940 Act') of various other investment com-panies within the Deutsche Asset Management family of funds. If elected, Mr. Hale will be an Interested Trustee of the Funds and the Chairman of the Board of the Trust.

   In addition, each DeAM, Inc. Fund's shareholders are to consider the approval of a New DeAM Advisory Agreement with DeAM, Inc., the current advisor for each DeAM, Inc. Fund; each DeAMIS Fund's shareholders are to consider the approval of a New DeAMIS Advisory Agreement with DeAMIS, the current advisor for each DeAMIS Fund; and the shareholders of European Equity Fund are to consider the approval of a Sub-Advisory Agreement between DeAM, Inc. and DeAMIS.

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. or its affiliates. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,604. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended October 31, 2001 (for all Funds except Micro Cap Fund) or September 30, 2001 (for Micro Cap Fund) as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a 'Report'), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. Each Report is also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of each Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes'

(that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a single Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

   . indicate your instructions on the Proxy (or Proxies);

   . date and sign the Proxy (or Proxies); and

   . mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

   Exhibit B to this Proxy Statement sets forth information as of May 31, 2002 regarding the beneficial ownership of the Funds' shares by the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of the Fund. Collectively, the Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of each Fund's outstanding shares. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the 'Commission'), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

   Trust and Fund Structure. The Trust is an open-end management investment company, organized under the laws of the state of Delaware. The Trust is comprised of the Funds. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each DeAM, Inc. Fund, and DeAMIS, located at One Appold Street, London, EC2A 2UU England acts as the investment advisor to each DeAMIS Fund, pursuant to the terms of investment advisory agreements (the 'Current DeAM Advisory Agreements' and the 'Current DeAMIS Advisory Agreements,' respectively, and together, the 'Current Advisory Agreements'). Pursuant to the Current Advisory Agreements, DeAM, Inc. or DeAMIS, as applicable, supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. DeAM, Inc. or DeAMIS, as applicable, pays the ordinary office expenses of each Fund and the compensation, if any, of all officers and employees of each Fund and all Trustees who are Interested Trustees of the Funds.

                                  PROPOSAL I

                          ELECTION OF NOMINEES TO THE
                        BOARD OF TRUSTEES OF THE TRUST

   It is proposed that eleven Trustee Nominees be elected to comprise the entire Board of Trustees of the Trust at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Trustees of the Board and nominated by the full Board at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Freeman, Lynch, and Tokar, each a current member of the Board of Trustees, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Trust. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Trust serves or will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Board of Trustees may recommend.

   The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of certain other investment companies that are managed, advised, sub-advised or administered by DeAMIS and DeAM, Inc. (along with certain other investment management companies managed, advised or administered by Investment Company Capital Corporation ('ICCC'), another indirect wholly-owned subsidiary of Deutsche Bank) (the 'DeAM Funds'). The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by Deutsche Asset Management and reviewed by the current Independent Trustees of the Board. Messrs. Jones and Searcy are currently members of the Board of Trustees of the Trust and the Funds. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   Deutsche Asset Management recommended, and the Board agreed, that the Trust and the Funds should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the board membership of the other DeAM Funds are not identical. Five persons currently serve on the Board of Trustees of the Trust, and between eight and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

   Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

   The following information is provided for each Trustee Nominee and executive officer of the Trust's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust/Fund operations is One South Street, Baltimore, Maryland, 21202.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS


                           Term
                           of
                           Office/1/
                           and                               Number of
                           Length                            Funds in
                Position   of                                Fund
                with the   Time                              Complex
                Morgan     Served    Principal               Overseen       Other Directorships
                Grenfell   on the    Occupation(s)           by Trustee     Held by Trustee or
Name and        Investment Trust     During Past             or Nominee     Nominee for
Birth Date      Trust      Board     5 Years                 for Trustee/2/ Trustee
-------------------------------------------------------------------------------------------------------

Independent Trustee Nominees

Richard R. Burt  Trustee     N/A     Chairman, IEP                86        Member of the Board,
2/3/47           Nominee             Advisors, Inc. (since                  Archer Daniels
                                     July 1998); Chairman                   Midland Company/3/
                                     of the Board, Weirton                  (agribusiness
                                     Steel Corporation/3/                   operations) (October
                                     (since April 1996).                    1996 to June 2001),
                                     Formerly, Partner,                     Hollinger International,
                                     McKinsey & Company                     Inc./3/ (publishing) (since
                                     (consulting) (1991 to                  1995), Homestake
                                     1994) and US Chief                     Mining/3/ (mining and
                                     Negotiator in Strategic                exploration) (1998 to
                                     Arms Reduction Talks                   February 2001), HCL
                                     (START) with former                    Technologies Limited
                                     Soviet Union and US                    (information
                                     Ambassador to the                      technology) (since April
                                     Federal Republic of                    1999), Anchor Gaming
                                     Germany (1985 to 1991).                (gaming software and
                                                                            equipment) (March
                                                                            1999 to December
                                                                            2001); Director, UBS
                                                                            Mutual Funds (formerly
                                                                            known as Brinson and
                                                                            Mitchell Hutchins
                                                                            families of funds)
                                                                            (registered investment
                                                                            companies) (since
                                                                            1995); and Member,
                                                                            Textron Inc./3/
                                                                            International Advisory
                                                                            Council (since July
                                                                            1996).


                            Term
                            of
                            Office/1/
                            and                             Number of
                            Length                          Funds in
                 Position   of                              Fund
                 with the   Time                            Complex
                 Morgan     Served    Principal             Overseen       Other Directorships
                 Grenfell   on the    Occupation(s)         by Trustee     Held by Trustee or
Name and         Investment Trust     During Past           or Nominee     Nominee for
Birth Date       Trust      Board     5 Years               for Trustee/2/ Trustee
--------------------------------------------------------------------------------------------------

S. Leland Dill    Trustee     N/A     Retired (since 1986);      84        Trustee, Phoenix Zweig
3/28/30           Nominee             formerly Partner,                    Series Trust (since
                                      KPMG Peat Marwick                    September 1989),
                                      (June 1956 to June                   Phoenix Euclid Market
                                      1986); General                       Neutral Fund (since
                                      Partner, Pemco                       May 1998) (registered
                                      (investment company)                 investment companies);
                                      (June 1979 to June                   Director, Vintners
                                      1986).                               International Company
                                                                           Inc. (June 1989 to May
                                                                           1992), Coutts (USA)
                                                                           International (January
                                                                           1992 to March 2000),
                                                                           Coutts Trust Holdings
                                                                           Ltd., Coutts Group
                                                                           (March 1991 to March
                                                                           1999).
Martin J. Gruber  Trustee     N/A     Nomura Professor of        85        Member of the Board,
7/15/37           Nominee             Finance, Leonard N.                  CREF (since 2000),
                                      Stern School of                      S.G. Cowen Mutual
                                      Business, New York                   Funds (1985 to 2001),
                                      University (since                    Japan Equity Fund,
                                      1964).                               Inc. (since 1992), Thai
                                                                           Capital Fund, Inc.
                                                                           (since 2000), Singapore
                                                                           Fund, Inc. (since 2000)
                                                                           (registered investment
                                                                           companies).


                              Term
                              of
                              Office/1/
                              and                                Number of
                              Length                             Funds in
                   Position   of                                 Fund
                   with the   Time                               Complex
                   Morgan     Served    Principal                Overseen       Other Directorships
                   Grenfell   on the    Occupation(s)            by Trustee     Held by Trustee or
Name and           Investment Trust     During Past              or Nominee     Nominee for
Birth Date         Trust      Board     5 Years                  for Trustee/2/ Trustee
--------------------------------------------------------------------------------------------------------
Joseph R. Hardiman  Trustee     N/A     Private Equity Investor       82        Director, Soundview
5/27/37             Nominee             (since 1997); President                 Technology Group Inc.
                                        and Chief Executive                     (investment banking)
                                        Officer, The National                   (since July 1998),
                                        Association of                          Corvis Corporation/3/
                                        Securities Dealers, Inc.                (optical networking
                                        and The NASDAQ                          equipment) (since July
                                        Stock Market, Inc.,                     2000), Brown
                                        (1987 to 1997); Chief                   Investment Advisory &
                                        Operating Officer of                    Trust Company
                                        Alex. Brown & Sons                      (investment advisor)
                                        Incorporated (now                       (since February 2001),
                                        Deutsche Banc Alex.                     The Nevis Fund
                                        Brown Inc.) (1985 to                    (registered investment
                                        1987) and General                       company) (since July
                                        Partner, Alex. Brown &                  1999), and ISI Family
                                        Sons Incorporated (now                  of Funds (registered
                                        Deutsche Banc Alex.                     investment companies)
                                        Brown Inc.) (1976 to                    (since March 1998).
                                        1985).                                  Formerly, Director,
                                                                                Circon Corp./3/ (medical
                                                                                instruments)
                                                                                (November 1998 to
                                                                                January 1999).

Richard J. Herring  Trustee     N/A     Jacob Safra Professor         84        N/A
 2/18/46            Nominee             of International
                                        Banking and Professor,
                                        Finance Department,
                                        The Wharton School,
                                        University of
                                        Pennsylvania (since
                                        1972); Director,
                                        Lauder Institute of
                                        International
                                        Management Studies
                                        (since 2000); Co-
                                        Director, Wharton
                                        Financial Institutions
                                        Center (since 2000);
                                        Vice Dean and
                                        Director, Wharton
                                        Undergraduate Division,
                                        (1995 to 2000).


                            Term
                            of
                            Office/1/
                            and                               Number of
                            Length                            Funds in
                 Position   of                                Fund
                 with the   Time                              Complex
                 Morgan     Served    Principal               Overseen       Other Directorships
                 Grenfell   on the    Occupation(s)           by Trustee     Held by Trustee or
Name and         Investment Trust     During Past             or Nominee     Nominee for
Birth Date       Trust      Board     5 Years                 for Trustee/2/ Trustee
----------------------------------------------------------------------------------------------------

Graham E. Jones   Trustee    Since    Senior Vice President,       84        Trustee, 8 open-end
1/31/33                      1993     BGK Realty, Inc.                       mutual funds managed
                                      (commercial real                       by Weiss, Peck &
                                      estate) (since 1995).                  Greer (since 1985);
                                                                             Trustee, 22 open-end
                                                                             mutual funds managed
                                                                             by Sun Capital
                                                                             Advisers, Inc. (since
                                                                             1998).

Rebecca W. Rimel  Trustee    N/A      President and Chief          84        Formerly, Director, ISI
4/10/51           Nominee             Executive Officer, The                 Family of Funds
                                      Pew Charitable Trusts                  (registered investment
                                      (charitable foundation)                companies) (1997 to
                                      (since 1994) and                       1999).
                                      Director and Executive
                                      Vice President, The
                                      Glenmede Trust
                                      Company (investment
                                      trust and wealth
                                      management) (since
                                      1994). Formerly,
                                      Executive Director,
                                      The Pew Charitable
                                      Trusts (1988 to 1994).


                                Term
                                of
                                Office/1/
                                and                              Number of
                                Length                           Funds in
                     Position   of                               Fund
                     with the   Time                             Complex
                     Morgan     Served    Principal              Overseen       Other Directorships
                     Grenfell   on the    Occupation(s)          by Trustee     Held by Trustee or
Name and             Investment Trust     During Past            or Nominee     Nominee for
Birth Date           Trust      Board     5 Years                for Trustee/2/ Trustee
-----------------------------------------------------------------------------------------------------

Philip Saunders, Jr.  Trustee    N/A      Principal, Philip           84        N/A
10/11/35              Nominee             Saunders Associates
                                          (Economic and
                                          Financial Consulting)
                                          (since 1988); former
                                          Director, Financial
                                          Industry Consulting,
                                          Wolf & Company
                                          (1987 to 1988);
                                          President, John
                                          Hancock Home
                                          Mortgage Corporation
                                          (1984 to 1986); Senior
                                          Vice President of
                                          Treasury and Financial
                                          Services, John
                                          Hancock Mutual Life
                                          Insurance Company,
                                          Inc. (1982 to 1986).

William N. Searcy     Trustee    Since    Pension & Savings           84        Trustee, 22 open-end
09/03/46                         1993     Trust Officer, Sprint                 mutual funds managed
                                          Corporation/3/                        by Sun Capital
                                          (telecommunications)                  Advisers, Inc. (since
                                          (since 1989).                         1998).


                      Term
                      of
                      Office/1/
                      and                               Number of
                      Length                            Funds in
           Position   of                                Fund
           with the   Time                              Complex
           Morgan     Served    Principal               Overseen       Other Directorships
           Grenfell   on the    Occupation(s)           by Trustee     Held by Trustee or
Name and   Investment Trust     During Past             or Nominee     Nominee for
Birth Date Trust      Board     5 Years                 for Trustee/2/ Trustee
------------------------------------------------------------------------------------------

Robert H.   Trustee     N/A     President, Robert H.         87                N/A
Wadsworth   Nominee             Wadsworth Associates,
1/29/40                         Inc. (consulting firm)
                                (since 1982); President
                                and Director, Trust for
                                Investment Managers
                                (registered investment
                                company) (since 1999).
                                Formerly President,
                                Investment Company
                                Administration, LLC
                                (1992* to July 2001);
                                President, Treasurer
                                and Director, First
                                Fund Distributors, Inc.
                                (1990 to January
                                2002); Vice President,
                                Professionally
                                Managed Portfolios
                                (1999 to 2002) and
                                Advisors Series Trust
                                (1997 to 2002)
                                (registered investment
                                companies) and
                                President, Guinness
                                Flight Investment
                                Funds, Inc. (registered
                                investment companies).
                                --------

                                * Inception date of the
                                  corporation which
                                  was the predecessor
                                  to the LLC.


                              Term
                              of
                              Office/1/
                              and                              Number of
                              Length                           Funds in
                   Position   of                               Fund
                   with the   Time                             Complex        Other
                   Morgan     Served    Principal              Overseen       Directorships Held
                   Grenfell   on the    Occupation(s)          by Trustee     by Trustee or
Name and           Investment Trust     During Past            or Nominee     Nominee for
Birth Date         Trust      Board     5 Years                for Trustee/2/ Trustee
-----------------------------------------------------------------------------------------------------

Interested Trustee Nominee

Richard T. Hale/4/ Trustee     N/A      Managing Director,          84        Director, Deutsche
7/17/45            Nominee              Deutsche Bank                         Global Funds, Ltd.
                                        Securities, Inc.                      (since 2000); Director,
                                        (formerly Deutsche                    CABEI Fund (since
                                        Bank Alex. Brown                      2000) and North
                                        Inc.) and Deutsche                    American Income
                                        Asset Management                      Fund (since 2000)
                                        (since 1999); Director                (registered investment
                                        and President,                        companies). Formerly,
                                        Investment Company                    Director, ISI Family of
                                        Capital Corp.                         Funds (registered
                                        (registered investment                investment
                                        advisor) (since 1996);                companies) (1992 to
                                        Vice President,                       1999).
                                        Deutsche Asset
                                        Management, Inc.
                                        (since 2000).
                                        Chartered Financial
                                        Analyst.

Officers

Richard T. Hale    President   Since    See information
                               1999     provided under
                                        Interested Trustee
                                        Nominee.


                            Term
                            of
                            Office/1/
                            and                                  Number of
                            Length                               Funds in
                 Position   of                                   Fund
                 with the   Time                                 Complex
                 Morgan     Served    Principal                  Overseen       Other Directorships
                 Grenfell   on the    Occupation(s)              by Trustee     Held by Trustee or
Name and         Investment Trust     During Past                or Nominee     Nominee
Birth Date       Trust      Board     5 Years                    for Trustee/2/ for Trustee
---------------------------------------------------------------------------------------------------

Daniel O. Hirsch Vice        Since    Managing Director,              N/A               N/A
3/27/54          President/  1999     Deutsche Asset
                 Secretary            Management (since April
                                      2002) and Director,
                                      Deutsche Global Funds
                                      Ltd. (since 2002).
                                      Formerly, Director,
                                      Deutsche Asset
                                      Management (1999 to
                                      2002); Principal, BT Alex.
                                      Brown Incorporated (now
                                      Deutsche Banc Alex.
                                      Brown Inc.) (1998 to
                                      1999); Assistant General
                                      Counsel, United States
                                      Securities and Exchange
                                      Commission (1993 to
                                      1998).

Charles A. Rizzo Treasurer   Since    Director, Deutsche Asset        N/A               N/A
8/5/57                       2000     Management (since April
                                      2000); Certified Public
                                      Accountant; Certified
                                      Management Accountant.
                                      Formerly, Vice President
                                      and Department Head,
                                      BT Alex. Brown
                                      Incorporated (now
                                      Deutsche Banc Alex.
                                      Brown Inc.), 1998 to
                                      1999; Senior Manager,
                                      Coopers & Lybrand LLP
                                      (PricewaterhouseCoopers
                                      LLP) (1993 to 1998).

--------
/1/ Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
/2/ As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the 'Fund Complex') is 89.
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/4/  Mr. Hale is a Trustee who is an 'interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

                          Trustee Compensation Table

   The following table sets forth the compensation paid to the Independent Trustees by the Trust and the Fund Complex for the twelve months ended March 31, 2002.

                                     Pension or
                                     Retirement
                                      Benefits  Estimated
                         Aggregate   Accrued as   Annual      Total
                        Compensation  Part of    Benefits  Compensation
                         from MGIT      Fund       Upon     from Fund
            Trustee        Funds      Expenses  Retirement   Complex
        ---------------------------------------------------------------
        Graham E. Jones  $25,750.00     N/A        N/A      $25,750.00
        ---------------------------------------------------------------
        William Searcy   $31,750.00     N/A        N/A      $31,750.00

   The Board has established an Audit Committee, a Nominating Committee and a Pricing Committee. The Audit Committee, the Nominating Committee and the Pricing Committee are currently each composed of the Independent Trustees of the Board. In accordance with its written charter adopted by the Board, the primary responsibilities of the Audit Committee are to make recommendations to the Board as to: the engagement or discharge of the independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee will consider Trustee nominees recommended by shareholders. The Pricing Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the funds in accordance with the Trust's valuation procedures. The Board does not have a compensation committee. During each Fund's most recent fiscal year, the Board held four meetings, the Audit Committee of the Board held five meetings and the Pricing Committee of the Board held three meetings. The Nominating Committee, which meets as often as deemed appropriate by the Committee, did not meet during each Fund's last fiscal year. No Trustee attended less than 75% of the applicable meetings. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Funds.

   Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Board of Trustees

   The Board of Trustees believe that coordinated governance through a unified board structure will benefit the Trust and the Funds.

   In their deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Trust and the Funds. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Board to use time more efficiently. There may also be cost savings to the Trust and the Funds because Trustees will serve an increased number of investment companies.

   The Board also considered that a unified group board structure benefits the Trust and the Funds by creating an experienced group of Board members who understand the operations of each Fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

   The Board gave considerable weight to its expectation that the Trust and the Funds will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board. On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally in-tegrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

   In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of its deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

   Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Funds vote 'FOR' the election of the Trustee Nominees as set forth in this Proposal.

   If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Trust's and Funds' shareholders.

                                  PROPOSAL II

                   Approval Of New DeAM Advisory Agreements

   The New DeAM Advisory Agreements will contain substantially similar provisions and do not differ materially in terms of services to be provided from the Current DeAM Advisory Agreements pursuant to which services are provided to the DeAM, Inc. Funds except for the dates of execution, effectiveness and initial term and certain other differences described below, including that, under the New DeAM Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. In addition, the New DeAM Advisory Agreement for European Equity Fund, unlike its Current Advisory Agreement, will not contain a provision under which DeAM, Inc. could seek indemnification from the Trust or the Fund. See 'Differences Between the Current and New Advisory Agreements.'

The DeAM Advisory Agreements

   The Current DeAM Advisory Agreements. DeAM, Inc. serves as investment advisor to each of the DeAM, Inc. Funds (as discussed earlier) pursuant to the Current DeAM Advisory Agreements. The Current DeAM Advisory Agreements were initially approved by the Board of Trustees of the Trust, including a majority of those Board members of the Trust who are not 'interested persons' (as defined in the 1940 Act) of the Trust, the Funds or DeAM, Inc.

   Exhibit C to this Proxy Statement lists: (i) the date of each Current DeAM Advisory Agreement and (ii) the most recent date on which each Current DeAM Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees.

   The New DeAM Advisory Agreements. The form of the New DeAM Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New DeAM Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New DeAM Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of each Fund, or by the Board of Trustees of the Trust and, in either event, the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for such purpose. The New DeAM Advisory Agreements contain substantially similar provisions to and do not differ materially in terms of services to be provided from those of the Current DeAM Advisory Agreements except for the dates of execution, effectiveness and initial term and certain other differences described herein, including that, under the New DeAM Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Trust, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement for European Equity Fund, unlike its current advisory agreement, will not contain a provision under which DeAM, Inc. could seek indemnification from the Fund or the Trust.

   Differences Between the Current and New DeAM Advisory Agreements.   As
stated above, the terms of the New DeAM Advisory Agreement for each DeAM, Inc. Fund contain substantially similar provisions to and do not differ materially in terms of services to be provided from the corresponding Current DeAM Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to each New DeAM Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board. Shareholders of a DeAM, Inc. Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor. The Current DeAM Advisory Agreements for the following DeAM, Inc. Funds permit DeAM, Inc., but only subject to the approval of the shareholders of the relevant Fund and the Board of Trustees of the Trust, to appoint sub-advisors whether or not the sub-advisor is affiliated with DeAM, Inc.: Total Return Bond Fund, High Yield Bond Fund, and European Equity Fund.

   Unlike most of the Current DeAM Advisory Agreements, the New DeAM Advisory Agreements make explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New DeAM

Advisory Agreements would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

   In addition, the New DeAM Advisory Agreement for European Equity Fund will differ from its Current DeAM Advisory Agreement in that there will not be an indemnification provision in the New DeAM Advisory Agreement. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New DeAM Advisory Agreement for European Equity Fund, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Board that it would not seek such provision in the New DeAM Advisory Agreements. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

   Under the terms of the New DeAM Advisory Agreements, DeAM, Inc. agrees to provide the DeAM, Inc. Funds with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising a DeAM, Inc. Fund's assets. Subject to the supervision and control of the Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the DeAM, Inc. Funds' registration statements, (c) the provisions of the Trust's Declaration of Trust, and (d) any other applicable provisions of state and federal law.

   Under the terms of the New DeAM Advisory Agreements, DeAM, Inc. agrees to
(a) supervise and manage all aspects of a DeAM, Inc. Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the applicable DeAM, Inc. Fund, (c) provide the Trust with, or obtain for it, ad-equate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular DeAM, Inc. Fund; (e) for each DeAM, Inc. Fund, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's Board of Trustees; and
(f) take all actions necessary to carry into effect a DeAM, Inc. Fund's purchase and sale programs. Under the current DeAM Advisory Agreements, DeAM, Inc. has a duty to supervise and manage distribution services.

   The investment advisory fee rate proposed to be charged to the DeAM, Inc. Funds under the New DeAM Advisory Agreements is the same as the investment advisory fee rate charged under the Current DeAM Advisory Agreements.

   The advisory fee rate paid to DeAM, Inc. under the Current DeAM Advisory Agreements and the advisory fee paid by the applicable DeAM, Inc. Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

   Generally. If approved, the New DeAM Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Trust's Board of Trustees or by the holders of a majority of the applicable DeAM, Inc. Fund's outstanding voting securities and
(2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current DeAM Advisory Agreements, the New DeAM Advisory Agreements will terminate upon assignment by any party. The Current DeAM Advisory Agreements are terminable, without penalty, on not less than 30 days' nor more than 60 days' written notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable DeAM, Inc. Fund or upon 90 days' written notice by DeAM, Inc. The New DeAM Advisory Agreements are terminable, without penalty, on 60 days' written notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the applicable DeAM, Inc. Fund or upon 90 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current DeAM Advisory Agreements or the New DeAM Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the DeAM, Inc. Funds) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New DeAM Advisory Agreements. The DeAM, Inc. Funds bear certain other expenses, including the fees of the Board. The DeAM, Inc. Funds also pay any extraordinary expenses incurred.

   Under the New DeAM Advisory Agreements, DeAM, Inc. will exercise its best judgment in rendering its advisory services. As under the Current DeAM Advisory Agreements, DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the DeAM, Inc. Funds in connection with the matters to which the New DeAM Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the DeAM, Inc. Funds or to their shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on the part of DeAM, Inc. in the performance of its duties or by reason of reckless disregard by DeAM, Inc. of its obligations and duties under the New DeAM Advisory Agreements.

   As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of each DeAM, Inc. Fund's securities (except that, if Proposal IV to approve a sub-advisory agreement with DeAMIS for European Equity Fund is approved by the shareholders, DeAMIS, under the supervision of DeAM, Inc., will allocate and place all orders for that Fund). When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the applicable Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the applicable DeAM, Inc. Fund, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds. Exhibit E sets forth the amount of any commissions paid by each Fund to its affiliated broker(s) for the Fund's most recently completed fiscal year.

Management of the Funds

   The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each DeAM, Inc. Fund. As investment advisor, DeAM, Inc. makes each DeAM, Inc. Fund's investment decisions. It buys and sells securities for each DeAM, Inc. Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the DeAM, Inc. Funds, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit F to this

Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the DeAM, Inc. Funds, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc., is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

   The Funds' advisor and administrator have agreed to limit their expenses for sixteen (16) months from each Fund's fiscal year-end to the amounts listed in Exhibit E.

   Administrator, Transfer Agent and Custodian. DeAM, Inc. serves as administrator and provides fund accounting services, Investment Company Capital Corp. ('ICCC') serves as transfer agent and Brown Brothers Harriman & Co. ('BBH') serves as custodian of each DeAM, Inc. Fund. It is expected that these services will continue to be provided by the same service providers after approval of the New DeAM Advisory Agreements and the new Sub-Advisory Agreement for European Equity Fund. DeAM, Inc. is paid an administrative fee for its services from which it pays for transfer agency and custody services. (Exhibit E to this Proxy Statement sets forth the fees paid to the administrator by the DeAM, Inc. Funds for these services for each DeAM, Inc. Fund's most recently completed fiscal year.)

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries).

   Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Board

   At a meeting of the Board of Trustees of the Trust held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New DeAM Advisory

Agreements, the Board, including the Independent Trustees, unanimously approved, subject to shareholder approval, the New DeAM Advisory Agreements. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc. such information as it deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the DeAM, Inc. Funds. In approving the New DeAM Advisory Agreements, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current DeAM Advisory Agreements and proposed to be provided by DeAM, Inc. to the DeAM, Inc. Funds under the New DeAM Advisory Agreements; that the investment advisory fees paid by the DeAM, Inc. Funds will remain the same under the New DeAM Advisory Agreements as under the Current DeAM Advisory Agreements; investment performance, both of the DeAM, Inc. Funds themselves and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the DeAM, Inc. Funds; investment advisory fees provided under the Current DeAM Advisory Agreements and current expense ratios and asset sizes of the DeAM, Inc. Funds themselves and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the DeAM, Inc. Funds (both individually and collectively) and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the DeAM, Inc. Funds, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

   In addition, the Board considered the potential benefit to the DeAM, Inc. Funds of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Fund. The Board recognized that it may be beneficial to the DeAM, Inc. Funds to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the DeAM, Inc. Funds would require the prior approval of a majority of the members of the Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the DeAM, Inc. Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New DeAM Advisory Agreements because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the DeAM, Inc. Funds; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Board of Trustees determined that the New DeAM Advisory Agreements are fair and reasonable and in the best interest of the DeAM, Inc. Funds and their respective shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, the Board of Trustees of the Trust, including the Independent Trustees, voted unanimously to approve the New DeAM Advisory Agreements and to recommend them to the shareholders for their approval.

   Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommend that the respective shareholders of the Funds vote 'FOR' the approval of the New DeAM Advisory Agreements as set forth in this Proposal.

   If the New DeAM Advisory Agreements are approved by the shareholders, each agreement will remain in effect as described above. If any New DeAM Advisory Agreement is not approved by the shareholders, the Current DeAM Advisory Agreement will continue in effect, subject to any requisite approval(s) of the Board of Trustees or its shareholders, and the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders.

                                 PROPOSAL III

                  APPROVAL OF NEW DEAMIS ADVISORY AGREEMENTS

   The New DeAMIS Advisory Agreements will contain substantially similar provisions and do not differ materially in terms of services to be provided from the Current DeAMIS Advisory Agreements pursuant to which services are provided to the DeAMIS Funds except for the dates of execution, effectiveness and initial term and certain other differences described below, including that, under the New DeAMIS Advisory Agreements, DeAMIS would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. See 'Differences Between the Current and New DeAMIS Advisory Agreements.'

The DEAMIS Advisory Agreements

   The Current DeAMIS Advisory Agreements. DeAMIS, Inc. serves as investment advisor to each of the DeAMIS Funds (as discussed earlier) pursuant to the Current DeAMIS Advisory Agreements. The Current DeAMIS Advisory Agreements were initially approved by the Board of Trustees of the Trust, including a majority of those Board members of the Trust who are not 'interested persons' (as defined in the 1940 Act) of the Trust, the Funds or DeAMIS, Inc.

   Exhibit C to this Proxy Statement lists: (i) the date of each Current DeAMIS Advisory Agreement and (ii) the most recent date on which each Current DeAMIS Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees.

   The New DeAMIS Advisory Agreements. The form of the New DeAMIS Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New DeAMIS Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New DeAMIS Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of each Fund, or by the Board of Trustees of the Trust and, in either event, the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for such purpose. The New DeAMIS Advisory Agreements contain substantially similar provisions and do not differ materially in terms of services to be provided from those of the Current DeAMIS Advisory Agreements except for the dates of execution, effectiveness and initial term and certain other differences described herein, including that, under the New DeAMIS Advisory Agreements,

DeAMIS would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Trust, to appoint certain affiliates as sub-advisors.

   Differences Between the Current and New DeAMIS Advisory Agreements. As stated above, the terms of the New DeAMIS Advisory Agreement for each DeAMIS Fund contain substantially similar provisions and do not differ materially in terms of services to be provided from the corresponding Current DeAMIS Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to each New DeAMIS Advisory Agreement DeAMIS would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAMIS' duties. In such cases, DeAMIS would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAMIS to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAMIS controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board. Shareholders of a DeAMIS Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the DeAMIS Funds would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAMIS. DeAMIS will retain full responsibility for the actions of any such sub-advisor.

   Unlike most of the Current DeAMIS Advisory Agreements, the New DeAMIS Advisory Agreements make explicit that DeAMIS would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New DeAMIS Advisory Agreements would also permit DeAMIS to appoint certain affiliates as sub-advisors, i.e., entities that DeAMIS controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAMIS will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAMIS believes that shareholders could benefit from an authorization permitting DeAMIS to delegate such functions to affiliated advisory organizations.

   Under the terms of the New DeAMIS Advisory Agreements, DeAMIS agrees to provide the DeAMIS Funds with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising a DeAMIS Fund's assets. Subject to the supervision and control of the Board of Trustees, DeAMIS agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the DeAMIS Funds' registration statements, (c) the provisions of the Trust's Declaration of Trust, and (d) any other applicable provisions of state and federal law.

   Under the terms of the New DeAMIS Advisory Agreements, DeAMIS agrees to (a) supervise and manage all aspects of a DeAMIS Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the applicable DeAMIS Fund, (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular DeAMIS Fund; (e) for each DeAMIS Fund, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's Board of Trustees; and (f) take all actions necessary to carry into effect a DeAMIS Fund's purchase and sale programs. Under the Current DeAMIS Advisory Agreements, DeAMIS has a duty to supervise and manage distribution services.


   The investment advisory fee rate proposed to be charged to the DeAMIS Funds under the New DeAMIS Advisory Agreements is the same as the investment advisory fee rate charged under the Current DeAMIS Advisory Agreements.

   The advisory fee rate paid to DeAMIS under the Current DeAMIS Advisory Agreements and the advisory fee paid by the applicable DeAMIS Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

   Generally. If approved, the New DeAMIS Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Trust's Board of Trustees or by the holders of a majority of the applicable DeAMIS Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current DeAMIS Advisory Agreements, the New DeAMIS Advisory Agreements will terminate upon assignment by any party. The Current DeAMIS Advisory Agreements are terminable, without penalty, on not less than 60 days' written notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable DeAMIS Fund or by DeAMIS. The New DeAMIS Advisory Agreements are terminable, without penalty, on 60 days' written notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable DeAMIS Fund or upon 90 days' written notice by DeAMIS.

   The services of DeAMIS are not deemed to be exclusive and nothing in the Current DeAMIS Advisory Agreements or the New DeAMIS Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the DeAMIS Funds) or from engaging in other activities. In addition, DeAMIS is obligated to pay expenses associated with providing the services contemplated by the New DeAMIS Advisory Agreements. The DeAMIS Funds bear certain other expenses, including the fees of the Board. The DeAMIS Funds also pay any extraordinary expenses incurred.

   Under the New DeAMIS Advisory Agreements, DeAMIS will exercise its best judgment in rendering its advisory services. As under the Current DeAMIS Advisory Agreements, DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the DeAMIS Funds in connection with the matters to which the New DeAMIS Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect DeAMIS against any liability to the DeAMIS Funds or their shareholders to which DeAMIS could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of reckless disregard by DeAMIS of its obligations and duties under the New DeAMIS Advisory Agreements.

   As investment advisor, DeAMIS will allocate and place all orders for portfolio transactions of each DeAMIS Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to the applicable DeAMIS Fund or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the applicable DeAMIS Fund, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. Exhibit E sets forth the amount of any commissions paid by each DeAMIS Fund to its affiliated broker(s) for the Fund's most recently completed fiscal year.

Management of the Funds

   The Advisor. Deutsche Asset Management Investment Services Limited, located at One Appold Street, London, EC2A 2UU England, acts as the investment advisor to the DeAMIS Funds. DeAMIS is registered with the Securities and Exchange Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Funds, DeAMIS serves as investment advisor to three investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAMIS advises or subadvises that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies. As of March 31, 2002, DeAMIS had approximately $5 billion of assets under management. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAMIS are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU England.

   The DeAMIS Funds' advisor and administrator have agreed to limit their expenses for sixteen (16) months from each Fund's fiscal year end to the amounts listed in Exhibit E.

   Administrator, Transfer Agent and Custodian. DeAM, Inc. serves as administrator and provides fund accounting services, ICCC serves as transfer agent and BBH serves as custodian of each DeAMIS Fund. It is expected that these services will continue to be provided by the same service providers after approval of the New DeAMIS Advisory Agreements. DeAM, Inc. is paid an administrative fee for its services from which it pays for transfer agency and custody services. (Exhibit E to this Proxy Statement sets forth the fees paid to the administrator by the DeAMIS Funds for these services for each DeAMIS Fund's most recently completed fiscal year.)

   Deutsche Bank. For a description of Deutsche Bank, see 'Management of the Funds' under Proposal II.

   Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Board

   At a meeting of the Board of Trustees of the Trust held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New DeAMIS Advisory Agreements, the Board, including the Independent Trustees, unanimously approved, subject to shareholder approval, the New DeAMIS Advisory Agreements. In reaching this conclusion, the Board of Trustees obtained from DeAMIS such information as it deemed reasonably necessary to approve DeAMIS as investment advisor to the DeAMIS Funds. In approving the New DeAMIS Advisory Agreements, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current DeAMIS Advisory Agreements and proposed to be provided by DeAMIS to the DeAMIS Funds under the New DeAMIS Advisory Agreements; that the investment advisory fees paid by the DeAMIS Funds will remain the same under the New DeAMIS Advisory Agreements as under the Current DeAMIS Advisory Agreements; investment performance, both of the DeAMIS Funds themselves and relative to appropriate peer groups and market indices; staffing and capabilities of DeAMIS to manage the DeAMIS Funds; investment advisory fees provided under the Current DeAMIS Advisory Agreements and current expense ratios and asset sizes of the DeAMIS Funds themselves and relative to appropriate peer groups; and DeAMIS' profitability from managing the DeAMIS Funds (both individually and collectively) and the other investment companies managed by DeAMIS before marketing expenses paid by DeAMIS. The Board also considered other benefits earned by DeAMIS and its affiliates relating to its management of the DeAMIS Funds, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

   In addition, the Board considered the potential benefit to the DeAMIS Funds of providing DeAMIS more flexibility in structuring portfolio management services for each DeAMIS Fund. The Board recognized that it may be beneficial to the DeAMIS Funds to allow DeAMIS to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAMIS to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the DeAMIS Funds would require the prior approval of a majority of the members of the Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the DeAMIS Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreements because any fees paid to a sub-advisor would be paid by DeAMIS and not by the DeAMIS Funds; and
(iii) DeAMIS will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Board of Trustees determined that the New DeAMIS Advisory Agreements are fair and reasonable and in the best interest of the DeAMIS Funds and their respective shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, the Board of Trustees of the Trust, including the Independent Trustees, voted unanimously to approve the New DeAMIS Advisory Agreements and to recommend them to the shareholders for their approval.

   Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommend that the respective shareholders of the Funds vote 'FOR' the approval of the New DeAMIS Advisory Agreements as set forth in this Proposal.

   If the New DeAMIS Advisory Agreements are approved by the shareholders, each agreement will remain in effect as described above. If any New DeAMIS Advisory Agreement is not approved by the shareholders, the Current DeAMIS Advisory Agreement will continue in effect, subject to any requisite approval of the Board of Trustees or its respective shareholders, and the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders.

                                  PROPOSAL IV

 APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN DEUTSCHE ASSET MANAGEMENT, INC.
           AND DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

   DeAM, Inc. has proposed entering into a Sub-Advisory Agreement on behalf of the European Equity Fund with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the Fund and to DeAM, Inc. The Sub-Advisory Agreement was unanimously approved by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on June 6-7, 2002. The form of Sub-Advisory Agreement is attached hereto as Exhibit D. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D.

   The fee to be paid DeAMIS under the proposed Sub-Advisory Agreement is paid by DeAM, Inc. and has no effect on the investment advisory fees paid by the European Equity Fund to DeAM, Inc. pursuant to the Current DeAM Advisory Agreement or proposed to be paid pursuant to the New DeAM Advisory Agreement. The investment advisory fees paid to DeAMIS by DeAM, Inc. will not be greater than those paid by the European Equity Fund to DeAM, Inc. pursuant to the Current DeAM Advisory Agreement or proposed New DeAM Advisory Agreement. DeAM, Inc. will remain responsible for the actions of DeAMIS pursuant to the Sub-Advisory Agreement.

   The Sub-Advisory Agreement has unanimously been approved by the Board of Trustees and is now being submitted for approval by the shareholders of the European Equity Fund. If it is approved by the shareholders of the European Equity Fund, the Sub-Advisory Agreement would continue in effect for an initial term of two years (unless earlier terminated), and will remain in effect from year to year thereafter, subject to approval annually by the Board of Trustees or by holders of a majority of the outstanding voting securities of the European Equity Fund, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of the European Equity Fund should fail to approve the Sub-Advisory Agreement, the Board of Trustees will take such action, if any, as it considers to be in the best interests of the European Equity Fund.

Board Considerations

   On June 7, 2002, the Board of Trustees, including the Independent Trustees, voted unanimously to approve the Sub-Advisory Agreement proposed by DeAM, Inc. and to recommend its approval to the shareholders of the European Equity Fund.

   In considering whether to approve the Sub-Advisory Agreement, the Board considered the factors it considered in approving the New Advisory Agreements, to the extent applicable. (See Proposals II and III for more information regarding the Board's evaluation.) In addition, the Board considered the recommendation of DeAM, Inc. and various information and materials provided by each of DeAM, Inc. and DeAMIS. Furthermore, the Board considered that approval of the Sub-Advisory Agreement would not affect the advisory fees paid by the European Equity Fund, and that DeAM, Inc. would remain fully responsible for DeAMIS' actions under the Sub-Advisory Agreement.

Description of the Sub-Advisory Agreement

   Under the Sub-Advisory Agreement, DeAMIS shall furnish DeAM, Inc. with information, investment recommendations, advice and assistance, as DeAM, Inc. from time to time reasonably requests.

   As noted above, the sub-advisory fee payable under the Sub-Advisory Agreement would be paid by DeAM, Inc., not the European Equity Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the Board, including a majority of the Independent Trustees.

   Under the Sub-Advisory Agreement, DeAMIS will exercise its best judgment in rendering its advisory services. DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the European Equity Fund in connection with the matters to which the Sub-Advisory Agreement relates, provided that nothing therein shall protect or purport to protect DeAMIS against any liability to European Equity Fund or to its shareholders to which DeAMIS could be subject by reason of willful misfeasance, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of the reckless disregard by DeAMIS of its obligations and duties under the Sub-Advisory Agreement.

   If approved, the Sub-Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Trustees or by the holders of a majority of the European Equity Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. The Sub-Advisory Agreement may be terminated without penalty upon 60 days' written notice by DeAM, Inc. to DeAMIS or upon 90 days' written notice by DeAMIS to DeAM, Inc., or by a majority vote of the outstanding voting securities of the European Equity Fund, and automatically terminates in the event of the termination of the European Equity Fund's Advisory Agreement or in the event of its assignment.

Information about DeAMIS

   For a description of DeAMIS, see 'Management of the Funds -- The Advisor' under Proposal III.

   Exhibit J sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the European Equity Fund.

   If Proposal IV is approved, DeAMIS will allocate and place all orders for portfolio transactions of the European Equity Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to the European Equity Fund or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the European Equity Fund, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by DeAM, Inc.

Required Vote

   Approval of the Sub-Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the European Equity Fund.

   Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommends that the shareholders of the European Equity Fund vote 'FOR' the approval of the Sub-Advisory Agreement.

   If the Sub-Advisory Agreement is approved by the shareholders, it will remain in effect as described above. If the Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Funds' financial statements for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Funds' federal and state annual income tax returns and provides certain non-audit services to the Trust and the Funds. During the Board's most recent consideration of the selection of auditors for each Fund, the Board considered whether the provision of non-audit services to the Trust and the Funds was compatible with maintaining PwC's independence. The Board of the Trust has selected PwC as the independent auditors for the Funds for each Fund's fiscal year ending 2002. PwC has been the Funds' independent auditors since inception. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' reports to shareholders are $205,550.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, the Funds, DeAM, Inc., DeAMIS, or entities that control, are controlled by or are under common control with DeAM, Inc. or DeAMIS that provide services to the Trust or the Funds.

   All Other Fees. There were $2,899,270 in fees billed by PwC for the most recent fiscal year for other services provided to the Trust and the Funds, DeAM, Inc., DeAMIS, and entities that control, are controlled by or are under common control with DeAM, Inc. or DeAMIS that provide services to the Trust or the Funds.

                                 VOTE REQUIRED

   Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

   Approval of each of Proposal II and Proposal III with respect to a particular Fund's New Advisory Agreement and, for European Equity Fund, Proposal IV with respect to approval of the Sub-Advisory Agreement, requires the affirmative vote of a 'majority' of the outstanding shares of each Fund. 'Majority' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than

50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals II, III and IV, which require the approval of a specified percentage of the outstanding shares of a Fund.


THE  BOARD,  INCLUDING  THE  INDEPENDENT  TRUSTEES,   RECOMMENDS   THAT   THE
 SHAREHOLDERS VOTE 'FOR' APPROVAL OF  PROPOSALS  I,  II,  III  AND  IV.  ANY
  UNMARKED PROXIES WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDERS COMMUNICATIONS AT 1-866-333-0889.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING  AND  WHO
 WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE  INSTRUCTIONS
   FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

                         By Order of the Board of Trustees,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

June 13, 2002


THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS  WILL  ATTEND  THE
 SPECIAL MEETING. WHETHER OR NOT YOU  PLAN  TO  ATTEND,  YOU  ARE  URGED  TO
  COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN  THE  ACCOMPANYING
   ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH
    THE INTERNET ON THE ENCLOSED PROXY).

                                                                      Exhibit A

                      SHARES OUTSTANDING AS OF RECORD DATE
         --------------------------------------------------------------
                                                Number of Shares
                       Fund                       Outstanding
         --------------------------------------------------------------
         Fixed Income Fund                Institutional--71,862,727.926
                                              Investment--4,844,021.341
         --------------------------------------------------------------
         Municipal Bond Fund              Institutional--38,241,776.789
                                              Investment--1,350,025.072
         --------------------------------------------------------------
         Short-Term Fixed Income Fund                     5,008,794.860
         --------------------------------------------------------------
         Short-Term Municipal Bond Fund   Institutional--20,329,150.325
                                              Investment--2,027,316.411
         --------------------------------------------------------------
         High Yield Bond Fund              Institutional--3,772,375.448
                                                Investment--722,785.579
                                                Premier--44,641,515.596
         --------------------------------------------------------------
         Micro Cap Fund                    Institutional--3,224,599.095
                                                Investment--916,820.932
         --------------------------------------------------------------
         Total Return Bond Fund                                     N/A
         --------------------------------------------------------------
         European Equity Fund                Institutional--912,635.348
                                                Investment--556,011.379
                                                    Class A--34,896.553
                                                    Class B--18,884.570
                                                    Class C--48,690.760
         --------------------------------------------------------------
         International Select Equity Fund           Class A--37,881.658
                                                    Class B--17,587.423
                                                    Class C--36,687.689
         --------------------------------------------------------------
         Emerging Markets Equity Fund                    19,801,451.214
         --------------------------------------------------------------
         Emerging Markets Debt Fund                      17,700,773.349
         --------------------------------------------------------------

                                                                      Exhibit B

 ------------------------------------------------------------------------------
 FIXED INCOME FUND:
 Institutional Class
 ------------------------------------------------------------------------------
                                                           Percent Ownership of
 Name and Address of Owner                   Shares Owned   Outstanding Shares
 ------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.*                  8,422,702.78        11.88%
 Special Custody Account
 Mutual Funds Department
 101 Montgomery St.
 San Francisco, CA 94104-4122
 ------------------------------------------------------------------------------
 Miami Valley Equipment Inc.                  6,346,374.94         8.95%
 1985 Founders Dr.
 Dayton, OH 45420-4012
 ------------------------------------------------------------------------------
 Investment Class
 ------------------------------------------------------------------------------
                                                           Percent Ownership of
 Name and Address of Owner                   Shares Owned   Outstanding Shares
 ------------------------------------------------------------------------------
 National Financial Services Corp.*           3,315,673.85        67.52%
 for the Exclusive Benefits of our Customers
 Attn: Mutual FDS-No Load
 5th Floor 200 Liberty St.
 1 World Financial Center
 New York, NY 10281-1003
 ------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.*                    479,584.21         9.77%
 Special Custody Account
 Mutual Funds Department
 101 Montgomery St.
 San Francisco, CA 94104-4122
 ------------------------------------------------------------------------------
 National Investor Services Corp.*              262,682.12         5.35%
 for the Exclusive Benefit of our Customers
 55 Water Street, Fl 32
 New York, NY 10041-3299
 ------------------------------------------------------------------------------
 MUNICIPAL BOND FUND:
 Institutional Class
 ------------------------------------------------------------------------------
                                                           Percent Ownership of
 Name and Address of Owner                   Shares Owned   Outstanding Shares
 ------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.*                 22,642,249.02        58.55%
 Special Custody Account
 Mutual Funds Department
 101 Montgomery St.
 San Francisco, CA 94104-4122
 ------------------------------------------------------------------------------
 National Financial Services Corp.*           2,415,595.80         6.25%
 for the Exclusive Benefits of our Customers
 Attn: Mutual FDS - No Loads
 5th Floor 200 Liberty St
 1 World Financial Center
 New York, NY 10281-1003
 ------------------------------------------------------------------------------
 Bost & Co*                                   2,117,081.65         5.47%
 A/C CIGF1004002
 Mutual Fund Operations
 PO Box 3198
 Pittsburgh, PA 15230-3198
 ------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
 Investment Class
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 National Financial Services Corp.*            801,174.63        58.43%
 for the Exclusive Benefits of our Customers
 Attn: Mutual FDS - No Loads
 5th Floor 200 Liberty St
 1 World Financial Center
 New York, NY 10281-1003
 -----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.*                   356,553.83        26.00%
 Special Custody Account
 Mutual Funds Department
 101 Montgomery St.
 San Francisco, CA 94104-4122
 -----------------------------------------------------------------------------
 SHORT-TERM FIXED INCOME FUND:
 Institutional Class
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Risk Enterprise Management Limited            871,354.90        29.35%
 2540 Route 130 Ste 109
 Cranbury, NJ 08512-3519
 -----------------------------------------------------------------------------
 Deutsche Bank Securities Inc.*                305,000.00        10.27%
 FBO 255-33590-49
 P.O. Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.*                   282,891.44         9.53%
 Special Custody Account
 Mutual Funds Department101
 Montgomery St.
 San Francisco, CA 94104-4122
 -----------------------------------------------------------------------------
 Independent Trust Company*                    232,119.89         7.82%
 Cash Account, P.O. Box 682188
 Franklin, TN 37068-2188
 -----------------------------------------------------------------------------
 Deutsche Bank Securities Inc.*                211,931.89         7.14%
 FBO 255-33102-16
 P.O. Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------
 SHORT-TERM MUNICIPAL BOND FUND:
 Institutional Class
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.*                 9,762,209.86        50.76%
 Special Custody Account
 Mutual Funds Department
 101 Montgomery St.
 San Francisco, CA 94104-4122
 -----------------------------------------------------------------------------
 Investment Class
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Deutsche Bank Securities Inc.*                291,828.79        13.96%
 FBO 240-27139-17
 P.O. Box 1346
 Baltimore, MD 21203-1346
 -----------------------------------------------------------------------------

---------------------------------------------------------------------------------
HIGH YIELD BOND FUND:
Premier Class
---------------------------------------------------------------------------------
                                                             Percent Ownership of
Name and Address of Owner                      Shares Owned   Outstanding Shares
---------------------------------------------------------------------------------
Bost & Co., A/C NYXF1783602*                   12,455,860.38        27.49%
FBO Bell Atlantic Master Trust
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------
Mac & Co., A/C CPAFDF203X2*                    12,173,634.71        26.87%
Commonwealth of PA-PSERS
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------
Arkansas Public Employees Retirement System*    5,513,652.29        12.17%
124 West Capital Suite 400
Little Rock, AR 72201-3700
---------------------------------------------------------------------------------
BT Preservation Plus Income Fund                5,815,973.23        12.04%
c/o Bankers Trust Co
130 Liberty St
New York, NY 10006-1105
---------------------------------------------------------------------------------
Public School Employees Retirement System*      3,052,037.50         8.50%
c/o State Street PA SVCS
30 N 3rd Street Suite 750
Harrisburg, PA 17101-1712
---------------------------------------------------------------------------------
Institutional Class
---------------------------------------------------------------------------------
                                                             Percent Ownership of
Name and Address of Owner                      Shares Owned   Outstanding Shares
---------------------------------------------------------------------------------
John P. Dawson TR*                              1,265,000.22        33.25%
DCD 08/25/2000
John P. Dawson Charitable Foundation, Unitrust
930 Palo Alto Ave.
Palo Alto, CA 94301-2223
---------------------------------------------------------------------------------
Deutsche Bank Securities Inc.*                    709,567.34        18.65%
FBO 906-20210-10
PO Box 1346
Baltimore, MD 21203-1346
---------------------------------------------------------------------------------
Deutsche Bank Sharps Pixley*                      556,739.16        14.63%
31 W. 52nd St.
New York, NY 10019-6110
---------------------------------------------------------------------------------
Fidelity Investments Institutional                471,225.34        12.39%
Operations Co. Inc., *
as agent for certain employee benefit plans
100 Magellan Way KWIC
Covington, KY 41015-1999
---------------------------------------------------------------------------------
Charles Schwab & Co., Inc.*                       318,557.61         8.37%
Special Custody Account
Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Investment Class
------------------------------------------------------------------------------------------
                                                                      Percent Ownership of
Name and Address of Owner                                Shares Owned  Outstanding Shares
------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*                                 435,960.91        60.53%
Special Custody Account
Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------
National Financial Services Corp.*                          98,754.06        13.71%
for the Exclusive Benefits of our Customers
Attn: Mutual FDS - No Loads - 5th Floor
200 Liberty Street, 1 World Financial Ctr.
New York, NY 10281-1003
------------------------------------------------------------------------------------------
National Investor Services Corp.,*                          36,935.96         5.13%
for Exclusive Benefit of our Customers
55 Water Street, Floor 32
New York, NY 10041-3209
------------------------------------------------------------------------------------------
MICRO CAP FUND:
Investment Class
------------------------------------------------------------------------------------------
                                                                      Percent Ownership of
Name and Address of Owner                                Shares Owned  Outstanding Shares
------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.*                                395,183.71        42.47%
Special Custody Account Investment Shares
Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------
National Financial Services Corp.*                         132,181.33        14.20%
for the Exclusive Benefits of our Customers
Attn: Mutual FDS - No Loads - 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
------------------------------------------------------------------------------------------
Northern Trustco Custodian*                                 77,867.78         8.37%
FBO WH Wendel FI INTG TR A/C 26-11732
P.O. Box 92956
Chicago, IL 60675-2956
------------------------------------------------------------------------------------------
National Investor Services Corp.*                           51,098.32         5.49%
for Exclusive Benefit of our Customers
55 Water St. FL 32
New York, NY 10041-3299
------------------------------------------------------------------------------------------
Institutional Class
------------------------------------------------------------------------------------------
                                                                      Percent Ownership of
Name and Address of Owner                                Shares Owned  Outstanding Shares
------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*                               1,501,887.76        46.38%
Special Custody Account
Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------
PFPC Brokerage Services*                                   298,419.22         9.22%
FBO Neuberger Berman Clients
211 South Gulph Rd.
King of Prussia, PA 19408-3101
------------------------------------------------------------------------------------------
Fidelity Investments Institutional Operations Co. Inc.,*   270,040.29         8.34%
as Agent for certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999
------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
 EUROPEAN EQUITY FUND:
 Investment Class
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.*                   258,436.24         46.85%
 Special Custody Account,
 Mutual Funds Department
 101 Montgomery Street
 San Francisco, CA 94104-4122
 -----------------------------------------------------------------------------
 National Financial Services Corp.*           271,051.93         31.01%
 for the Exclusive Benefits of our Customers
 Attn: Mutual FDS - No Loads - 5th Floor
 200 Liberty Street
 1 World Financial Center
 New York, NY 10281-1003
 -----------------------------------------------------------------------------
 Class A
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Frederick G Ferraro                           19,627.79         56.25%
 Dolores Ferraro
 JT TEN
 52 Salsbury Avenue
 Stewart Manor, NY 11530-3836
 -----------------------------------------------------------------------------
 Investment Company Capital Corp*               5,000.00         14.33%
 ATTN: Julie Thomas MS Balt 01-1602
 1 South Street
 Baltimore, MD 21202-3298
 -----------------------------------------------------------------------------
 Bear Stearns Securities Corp.*               4,503.7460         12.91%
 FBO 657-00243-12
 1 Metrotech Center North
 Brooklyn, NY 11201-3870
 -----------------------------------------------------------------------------
 Class B
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Investment Company Capital Corp.*              5,000.00         23.93%
 TTN: Julie Thomas MS Balt 01-1602
 1 South Street
 Baltimore, MD 21202-3298
 -----------------------------------------------------------------------------
 US Clearing Corp.*                           1,965.6990          9.41%
 FBO 717 91194-12
 26 Broadway
 New York, NY 10004-1703
 -----------------------------------------------------------------------------
 Legg Mason Wood Walker Inc. *                1,806.1160          8.64%
 377-74032-17
 P.O. Box 1476
 Baltimore, MD 21203-1476
 -----------------------------------------------------------------------------
 NFSC FEBO AFY-072435*                        1,514.2390          7.25%
 NFS/FMTC Roth IRA
 FBO Lora M. Lowery
 3463 Brookwood Cir.
 Saint Charles, MO 63307-4109
 -----------------------------------------------------------------------------
 NFSC FEBO AFY-074080*                        1,497.2480          7.17%
 NFS/FMTC Roth IRA
 FBO Jeffrey Scott Lowery
 3463 Brookwood Cir.
 Saint Charles, MO 63307-4109
 -----------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                              Percent Ownership of
Name and Address of Owner                        Shares Owned  Outstanding Shares
----------------------------------------------------------------------------------
Legg Mason Wood Walker Inc.*                      1,177.8560          5.64%
377-74032-17
P.O. Box 1476
Baltimore, MD 21203-1476
----------------------------------------------------------------------------------
US Clearing Corp.*                                1,106.1950          5.29%
FBO 717-44662-14
26 Broadway
New York, NY 10004-1703
----------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------
                                                              Percent Ownership of
Name and Address of Owner                        Shares Owned  Outstanding Shares
----------------------------------------------------------------------------------
NFSC FEBO #STL - 752517*                         24,203.8220         45.11%
Lloyd M & Dorothy B Sanchez
RE Richard L Sanchez
2405 Quincy St. NE
Albuquerque, NM 87110-4047
----------------------------------------------------------------------------------
Donaldson Lufkin Jenrette Securities Corp. Inc.*  5,800.2560         10.81%
P.O. Box 2052
Jersey City, NJ 07303-2052
----------------------------------------------------------------------------------
Investment Company Capital Corp.*                    5000.00          9.32%
ATTN: Julie Thomas MS Balt 01-1602
1 South Street
Baltimore, MD 21202-3298
----------------------------------------------------------------------------------
E*Trade Securities Inc.*                          4,458.5990          8.31%
A/C 4865-6740 Patrick F. Gartland
P.O. Box 969030 W
Sacramento, CA 95789-8030
----------------------------------------------------------------------------------
Bear Stearns Securities Corp.*                    3,093.3990          5.76%
FBO 654-97280-19
1 Metrotech Center North
Brooklyn, NY 11201-3870
----------------------------------------------------------------------------------
Donaldson Lufkin Jenrette Securities Corp. Inc.*  2,876.0810          5.36%
P.O. Box 2052
Jersey City, NJ 07303-2052
----------------------------------------------------------------------------------
Institutional Class
----------------------------------------------------------------------------------
                                                              Percent Ownership of
Name and Address of Owner                        Shares Owned  Outstanding Shares
----------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*                        266,487.95         28.91%
Special Custody Account
Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122
----------------------------------------------------------------------------------
National Financial Services Corp.*                243,235.10         26.39%
for the Exclusive Benefits of our Customers
Attn: Mutual FDS - No Loads - 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
----------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 National Investor Services Corp.,*            94,880.15         10.29%
 for Exclusive Benefit of our Customers
 55 Water Street, Floor 32
 New York, NY 10041-3209
 -----------------------------------------------------------------------------
 REMY Capital Partners II LP                   76,892.92          8.34%
 1801 Century Park East Suite 111
 Los Angeles, CA 90067
 -----------------------------------------------------------------------------
 INTERNATIONAL SELECT EQUITY FUND:
 Investment Class
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.*                   330,235.76         51.72%
 Special Custody Account
 Mutual Funds Department
 101 Montgomery Street
 San Francisco, CA 94104-4122
 -----------------------------------------------------------------------------
 National Financial Services Corp.*           213,775.72         33.48%
 for the Exclusive Benefits of our Customers
 Attn: Mutual FDS - No Loads - 5th Floor
 200 Liberty Street
 1 World Financial Center
 New York, NY 10281-1003
 -----------------------------------------------------------------------------
 Class A
 -----------------------------------------------------------------------------
                                                          Percent Ownership of
 Name and Address of Owner                   Shares Owned  Outstanding Shares
 -----------------------------------------------------------------------------
 Deutsche Bank Securities Inc.*              13,657.9570         34.73%
 FBO 259-13877-13
 PO Box 1346
 Baltimore MD 21203-1345
 -----------------------------------------------------------------------------
 Deutsche Bank Securities Inc.*              13,064.1330         33.22%
 FBO 259-13878-12
 PO Box 1346
 Baltimore MD 21203-1345
 -----------------------------------------------------------------------------
 Legg Mason Wood Walker Inc.*                 5,088.8260         25.93%
 358-72567-14
 PO Box 1476
 Baltimore MD 21203-1476
 -----------------------------------------------------------------------------
 Investment Company Capital Corp.*              5,000.00         12.72%
 ATTN: Julie Thomas MS Balt
 01-1602
 1 South Street
 Baltimore, MD 21202-3298
 -----------------------------------------------------------------------------
 Deutsche Bank Securities Inc.*                 4,156.77         10.57%
 FBO 259-13873-17
 PO Box 1346
 Baltimore MD 21203-1346
 -----------------------------------------------------------------------------

---------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------
                                                             Percent Ownership of
Name and Address of Owner                       Shares Owned  Outstanding Shares
---------------------------------------------------------------------------------
Investment Company Capital Corp.*                   5,000.00        25.47%
ATTN: Julie Thomas MS Balt
01-1602
1 South Street
Baltimore, MD 21202-3298
---------------------------------------------------------------------------------
Legg Mason Wood Walker Inc.*                      4,982.1640        25.38%
358-73316-16
PO Box 1476
Baltimore MD 21203-1476
---------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith*              1,511.0870         7.70%
FBO the sole benefit of its customers
4800 Deer Lake Dr. # 3
Jacksonville, FL 32246-8484
---------------------------------------------------------------------------------
PaineWebber*                                      1,236.4980         6.30%
FBO UBS PaineWebber CDN
FBO Thomas Toma
PO Box 3321
Weehawken, NJ 07086-8154
---------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------
                                                             Percent Ownership of
Name and Address of Owner                       Shares Owned  Outstanding Shares
---------------------------------------------------------------------------------
Wells Fargo Cust FBO Bradford*                   12,373.9630        33.73%
A/C 06988000
PO Box 1533,
Minneapolis, MN 55480-1533
---------------------------------------------------------------------------------
Dean Witter*                                      7,413.5140        20.21%
FBO Marilyn Beaubien
PO Box 250
New York, NY 10008-0250
---------------------------------------------------------------------------------
Investment Company Capital Corp.*                   5,000.00        13.63%
ATTN Julie Thomas MS Balt
01-1602
1 South Street
Baltimore, MD 21202-3296
---------------------------------------------------------------------------------
Well Fargo Bank Mn. Na*                           3,850.7820        10.50%
Cust FBO Everett F. Carter & Sarah C. Carter
Agency A/C 07244500
PO Box 1533
Minneapolis, MN 55479-0001
---------------------------------------------------------------------------------
Wells Fargo*                                      2,500.4410         6.82%
Cust FBO Barbara A Fry A/C 10066200
PO Box 1533
Minneapolis, MN 55480-1533
---------------------------------------------------------------------------------
Institutional Class
---------------------------------------------------------------------------------
                                                             Percent Ownership of
Name and Address of Owner                       Shares Owned  Outstanding Shares
---------------------------------------------------------------------------------
Charles Schwab & Co. Inc.*                      3,128,629.57        55.33%
Special Custody Account Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                              Percent Ownership of
Name and Address of Owner                       Shares Owned   Outstanding Shares
----------------------------------------------------------------------------------
Centurion Trust Co. Cust.,*                        313,035.18         5.54%
Cust U/A DTD 12/03/2000
FBO Centurion Capital Management
Omnibus Acct
2425 E. Camelback Road, Suite 530
Phoenix, AZ 85018-9218
----------------------------------------------------------------------------------
Premier Class
----------------------------------------------------------------------------------
                                                              Percent Ownership of
Name and Address of Owner                       Shares Owned   Outstanding Shares
----------------------------------------------------------------------------------
Public Employees' Retirement Association*       12,119,541.86        99.96%
Attn: Daryl Roberts
1390 Logan Street
Denver, CO 80203-2380
----------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND:
----------------------------------------------------------------------------------
                                                              Percent Ownership of
Name and Address of Owner                       Shares Owned   Outstanding Shares
----------------------------------------------------------------------------------
Northern Trust Company*                         10,508,766.68        52.76%
TR C/O Motorola Employees Savings
& Profit Sharing Trust 17-72410
P.O. Box 12966
Chicago, IL 60675-2956
----------------------------------------------------------------------------------
Public Employees' Retirement Association*        7,559,444.59        37.96%
Attn: Daryl Roberts
1300 Logan Street
Denver, CO 80203-2380
----------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND:
----------------------------------------------------------------------------------
                                                              Percent Ownership of
Name and Address of Owner                       Shares Owned   Outstanding Shares
----------------------------------------------------------------------------------
Public School Employees Retirement System*       4,108,712.39        23.21%
c/o State Street PA SVCS
30 N. 3rd Ste 750
Harrisburg, PA 17101-1712
----------------------------------------------------------------------------------
Public School Employees Retirement System*       3,510,873.93        19.83%
c/o State Street PA SVCS
30 N. 3rd Ste 750
Harrisburg, PA 17101-1712
----------------------------------------------------------------------------------
Bost & Co. A/C NYXF1703602*                      3,006,994.42        16.99%
FBO Bell Atlantic Master Trust
Mutual Fund Operations
P.O. Box 3196
Pittsburgh, PA 15230-3198
----------------------------------------------------------------------------------
Master Trust Pursuant to the Hewlett Packard     2,187,961.74        12.36%
Deferred Profit Sharing Plan & Retirement Fund*
300 Hanover St. MS 20 BL
Palo Alto, CA 94304-1112
----------------------------------------------------------------------------------
State of Wisconsin, Investment Board             1,691,343.30         9.56%
121 E. Wilson Street
P.O. Box 7847
Madison, WI 53707-7847
----------------------------------------------------------------------------------
Arkansas Public Employees Retirement System*     1,318,809.74         7.45%
124 West Capitol, Suite 400
Little Rock, AR 72201-37700
----------------------------------------------------------------------------------

                                                                      Exhibit C

      -------------------------------------------------------------------
                              Date of Current Advisory Date Last Approved
        Fund (Fiscal Year)           Agreement         By Fund's Trustees
      ----------------------- ------------------------ ------------------
      International Select
       Equity Fund (10/31)*             1/3/94              6/07/02
      ----------------------- ------------------------ ------------------
      Emerging Markets
       Equity Fund (10/31)*             1/3/94                 Same
      ----------------------- ------------------------ ------------------
      Emerging Markets
       Debt Fund (10/31)*               1/3/94                 Same
      ----------------------- ------------------------ ------------------
      Fixed Income
       Fund (10/31)*                  12/28/94                 Same
      ----------------------- ------------------------ ------------------
      Municipal Bond
       Fund (10/31)*                  12/28/94                 Same
      ----------------------- ------------------------ ------------------
      Short-Term Fixed
       Income Fund (10/31)*           12/28/94                 Same
      ----------------------- ------------------------ ------------------
      Short-Term Municipal
       Bond Fund (10/31)*             12/28/94                 Same
      ----------------------- ------------------------ ------------------
      High Yield Bond
       Fund (10/31)*                   1/30/98                 Same
      ----------------------- ------------------------ ------------------
      Micro Cap Fund (10/31)*          8/23/96                 Same
      ----------------------- ------------------------ ------------------
      Total Return Bond Fund
       (10/31)*                        1/30/98                 Same
      ----------------------- ------------------------ ------------------
      European Equity
       Fund (10/31)*                  12/23/99                 Same
      ----------------------- ------------------------ ------------------

--------
* The Current Advisory Agreement for each Fund, except for European Equity Fund, was last approved by the initial shareholder of the Fund at the time of the Fund's inception. The Current Advisory Agreement for European Equity Fund was last approved by the shareholders on December 2, 1999 in connection with the approval of the change of the Fund's investment advisor to DeAM, Inc.

                                                                      Exhibit D

           [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

   THIS AGREEMENT is made as of the ____ day of ______, ____ by and between ____________, a [state of organization] (the 'Trust'), and [DEUTSCHE ASSET MANAGEMENT, INC.]/[DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED], a ______ corporation (the 'Advisor') [and __________ (the 'Sub-Advisor')].

   WHEREAS, the Trust is registered as an open-end, [diversified]
[non-diversified], management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth; [and]

   [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].
--------
/1/ Contained in the form of sub-advisory agreement only.

   2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

      (a) The Trust's Declaration of Trust, filed with the State of __________ on ______, ______ and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Declaration of Trust');

      (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Trust Agreement');]

      (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

      (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. ______-______) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Trust and its series, and all amendments thereto; and

      (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

      (a) supervise and manage all aspects of a Series' operations, except for distribution services;

      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

      (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;

      (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series' portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

      (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

      (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

   It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

      (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

      (c) the provisions of the Declaration of Trust;

      (d) [the provisions of the Trust Agreement; and]

      (e) any other applicable provisions of state and federal law.

   7.  Expenses.   The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

      (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

      (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to

   Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

   8. [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Board of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/1/

   [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the
--------
/1/ Contained in the form of Advisory Agreement only.

fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act.]/3/

   9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

   10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other per-

--------
/3/ Contained in the form of Sub-Advisory Agreement only.

son, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13.  Limitation of Liability of the [Advisor] [Sub-Advisor].

   The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202; [if to the Sub-Advisor,__________].

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States

Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        [TRUST]

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------



[SEAL]                                        [DEUTSCHE ASSETMANAGEMENT, INC.]
                                              /[DEUTSCHE ASSETMANAGEMENT
                                              INVESTMENTSERVICES LIMITED]

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------



[SEAL]                                        [SUB-ADVISOR]

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------

                                   EXHIBIT A

                                      TO
                INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                             MADE AS OF __________
                                    BETWEEN
                         [Fund Name] AND [__________]

                                          Investment [Advisory]
                      Series               [Sub-Advisory] Fee

                                                                      Exhibit E

                                 Advisory Fees

   The table below sets forth, for each Fund (except for Total Return Bond Fund, which has not opened to investors), the fee paid, on an annual basis, to DeAM, Inc. or DeAMIS, respectively, for its services under the DeAM, Inc. or DeAMIS Current Advisory Agreements, as applicable, calculated daily and paid monthly. The table also sets forth the amounts paid by each Fund to its advisor for providing investment advisory services for its most recent fiscal year. The last column of the table sets forth the net expenses of each Fund./1/

                                  Advisory             Net Expenses of Each
                                  Agreement                  Class of
                 Fund               Rate       Fee         Each Fund/1/
     ----------------------------------------------------------------------
     Fixed Income Fund              0.40%   $3,284,229
     ----------------------------------------------------------------------
       Institutional Class                                     0.55%
     ----------------------------------------------------------------------
       Investment Class                                        0.80%
     ----------------------------------------------------------------------
     Municipal Bond Fund            0.40%   $2,107,171
     ----------------------------------------------------------------------
       Institutional Class                                     0.55%
     ----------------------------------------------------------------------
       Investment Class                                        0.79%
     ----------------------------------------------------------------------
     Short-Term Fixed Income Fund   0.40%   $  134,142
     ----------------------------------------------------------------------
       Institutional Class                                     0.55%
     ----------------------------------------------------------------------
     Short-Term Municipal Bond
      Fund                          0.40%   $  663,931
     ----------------------------------------------------------------------
       Institutional Class                                     0.55%
     ----------------------------------------------------------------------
       Investment Class                                        0.80%
     ----------------------------------------------------------------------
     High Yield Bond Fund           0.50%   $1,471,001
     ----------------------------------------------------------------------
       Institutional Class                                     0.65%
     ----------------------------------------------------------------------
       Investment Class                                        0.90%
     ----------------------------------------------------------------------
       Premier Class                                           0.50%
     ----------------------------------------------------------------------
     Micro Cap Fund                 1.50%   $  577,351
     ----------------------------------------------------------------------
       Institutional Class                                     1.49%
     ----------------------------------------------------------------------
       Investment Class                                        1.74%
     ----------------------------------------------------------------------
     European Equity Fund           0.70%   $  434,400
     ----------------------------------------------------------------------
       Institutional Class                                     1.25%
     ----------------------------------------------------------------------
       Investment Class                                        1.50%
     ----------------------------------------------------------------------
       Class A                                                 1.50%
     ----------------------------------------------------------------------
       Class B                                                 2.25%
     ----------------------------------------------------------------------
       Class C                                                 2.25%
     ----------------------------------------------------------------------

                                  Advisory             Net Expenses of Each
                                  Agreement                  Class of
                 Fund               Rate       Fee         Each Fund/1/
     ----------------------------------------------------------------------
     International Select Equity
      Fund                          0.70%   $1,810,153
     ----------------------------------------------------------------------
       Institutional Class                                     1.25%
     ----------------------------------------------------------------------
       Investment Class                                        1.50%
     ----------------------------------------------------------------------
       Premier Class                                           0.90%
     ----------------------------------------------------------------------
       Class A                                                 1.50%
     ----------------------------------------------------------------------
       Class B                                                 2.25%
     ----------------------------------------------------------------------
       Class C                                                 2.25%
     ----------------------------------------------------------------------
     Emerging Markets Equity Fund   1.00%   $1,218,785
     ----------------------------------------------------------------------
       Institutional Class                                     1.25%
     ----------------------------------------------------------------------
     Emerging Markets Debt Fund     1.00%   $1,633,230
     ----------------------------------------------------------------------
       Institutional Class                                     0.50%

--------
/1/ The net expenses for each Fund reflects the expenses of the classes of the Fund. Each Fund's investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year-end, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'. The aggregate amounts of the advisory and administrative fees waived or reimbursed by the Fund are listed in the 'Waiver and/or Reimbursements Table' below.

                              Administrative Fees

   DeAM, Inc. serves as administrator and provides fund accounting services to each Fund. For its services, DeAM, Inc. was paid the following amounts as of the most recent fiscal year by each Fund (except for Total Return Bond Fund, which has not opened to investors). DeAM, Inc. pays transfer agency fees to ICCC and custody fees to BBH for each Fund out of the fee paid to it for its services.

                                             Administration
                                               Agreement
                          Fund                    Rate        Fee
            --------------------------------------------------------
            Fixed Income Fund                     0.12%     $985,268
            --------------------------------------------------------
            Municipal Bond Fund                   0.12%     $632,150
            --------------------------------------------------------
            Short-Term Fixed Income Fund          0.12%     $ 40,243
            --------------------------------------------------------
            Short-Term Municipal Bond Fund        0.12%     $199,179
            --------------------------------------------------------
            High Yield Bond Fund                  0.12%     $359,280
            --------------------------------------------------------
            International Select Equity Fund      0.30%     $775,988
            --------------------------------------------------------
            European Equity Fund                  0.30%     $186,168
            --------------------------------------------------------
            Emerging Markets Equity Fund          0.30%     $365,633
            --------------------------------------------------------
            Emerging Market Debt Fund             0.25%     $408,307
            --------------------------------------------------------
            Micro Cap Fund                        0.22%     $ 84,678

                          Waiver and/or Reimbursement

   DeAM, Inc., the DeAM, Inc. Funds' advisor and the Funds' administrator, and DeAMIS, the DeAMIS Funds' advisor, have agreed, for the 16-month period from each Fund's fiscal year-end, to waive their fees and reimburse expenses so that total expenses do not exceed the Net Expenses listed in the 'Advisory Fee' table above. For its most recent fiscal year, each Fund (except Total Return Bond Fund, which has not opened to investors) was reimbursed the following amounts by its advisor and/or its administrator.

                                                  Waiver and/or
                               Fund               Reimbursement
                 ----------------------------------------------
                 Fixed Income Fund                  $ 37,676
                 ----------------------------------------------
                 Municipal Bond Fund                $ 92,985
                 ----------------------------------------------
                 Short-Term Fixed Income Fund       $ 81,436
                 ----------------------------------------------
                 Short-Term Municipal Bond Fund     $119,592
                 ----------------------------------------------
                 High Yield Bond Fund               $622,071
                 ----------------------------------------------
                 International Select Equity Fund   $457,257
                 ----------------------------------------------
                 European Equity Fund               $215,609
                 ----------------------------------------------
                 Emerging Markets Equity Fund       $603,971
                 ----------------------------------------------
                 Emerging Market Debt Fund          $831,563
                 ----------------------------------------------
                 Micro Cap Fund                     $189,590

                           Affiliated Brokerage Fees

   The table below sets forth, for each Fund's most recently completed fiscal year, the aggregate amounts of commissions paid to each Fund's affiliated brokers, and the percentage of each Fund's aggregate brokerage commissions paid to affiliated brokers.

       ------------------------------------------------------------------
                                                              Percentage
                                                             of Aggregate
                                        Aggregate Affiliated  Brokerage
                  Portfolio             Brokerage Commission Commissions
       ------------------------------------------------------------------
       Fixed Income Fund                      $     0             N/A
       ------------------------------------------------------------------
       Municipal Bond Fund                    $     0             N/A
       ------------------------------------------------------------------
       Short-Term Fixed Income Fund           $     0             N/A
       ------------------------------------------------------------------
       Short-Term Municipal Bond Fund         $     0             N/A
       ------------------------------------------------------------------
       High Yield Bond Fund                   $ 9,375            0.78%
       ------------------------------------------------------------------
       Micro Cap Fund                         $     0             N/A
       ------------------------------------------------------------------
       Total Return Bond Fund                 $     0             N/A
       ------------------------------------------------------------------
       European Equity Fund                   $299.54            2.80%
       ------------------------------------------------------------------
       International Select Equity Fund       $229.00            0.05%
       ------------------------------------------------------------------
       Emerging Markets Equity Fund           $     0             N/A
       ------------------------------------------------------------------
       Emerging Markets Debt Fund             $     0             N/A
       ------------------------------------------------------------------

Morgan Grenfell & Co., Deutsche Bank Securities and Deutsche Bank AG are considered to be affiliated brokers of the Funds because they are indirect wholly-owned subsidiaries of Deutsche Bank, the parent company of the Funds' investment advisors.

                                                                      Exhibit F

           Investment Companies Advised or Subadvised by DeAM, Inc.

                                                                 Contractual
                                              Total Assets as of  Advisory
    Funds with similar investment objectives    March 31, 2002      Fees
   -------------------------------------------------------------------------
   Fixed Income Fund                            808,664,138.90       0.40%
   Municipal Bond Fund                          434,750,675.39       0.40%
   Short-Term Municipal Bond Fund               211,593,257.43       0.40%
   Short-Term Fixed Income Institutional Fund    38,298,546.98       0.40%
   High Yield Bond Fund                         346,698,716.05       0.50%

   European Equity Fund                          31,788,503.31       0.70%

   Micro Cap Fund                                77,301,415.13       1.50%
   Federated Mini-Cap                           127,389,686.23     Note A
   Fixed Income Portfolio                          138,382,129       .275%
   Intermediate Term Municipal Bond Portfolio      248,365,426       .275%

--------
Note A Annual rate of 6.5 basis points of the average daily net assets of the Portfolio.

                                                                      Exhibit G

                    Principal Occupations of Each Director
                 and Principal Executive Officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

         --------------------------------------------------------------
                  Name                    Principal Occupation
         --------------------------------------------------------------
         Sherman Dean Barr       President and Chief Investment Officer
         --------------------------------------------------------------
         Theresa Audrey Jones    Director and Executive Vice President
         --------------------------------------------------------------
         George William Butterly Secretary and Executive Vice President
         --------------------------------------------------------------
         Anne Mary Mullin        Compliance Officer
         --------------------------------------------------------------
         Morgan Gwyn Thomas      Director and Vice President
         --------------------------------------------------------------
         Lori Callahan           Director
         --------------------------------------------------------------

                                                                      Exhibit H

-----------------------------------------------------------------------------------------
                                                            AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES AS OF MAY 31,
                                                         2002 IN ALL FUNDS OVERSEEN OR TO
                                                            BE OVERSEEN BY TRUSTEE OR
                               DOLLAR RANGE OF EQUITY       TRUSTEE NOMINEE IN FAMILY
 NAME OF TRUSTEE OR NOMINEE   SECURITY IN THE FUND(S)/1/    OF INVESTMENT COMPANIES/2/
-----------------------------------------------------------------------------------------
 Independent Trustee Nominees
 Richard R. Burt/3/           None                               Over $100,000
-----------------------------------------------------------------------------------------
 S. Leland Dill               None                               Over $100,000
-----------------------------------------------------------------------------------------
 Martin J. Gruber             Micro Cap      $1-$10,001          $10,001-$50,000
                              Fund
-----------------------------------------------------------------------------------------
 Joseph R. Hardiman/3/        None                               Over $100,000
-----------------------------------------------------------------------------------------
 Richard J. Herring           Micro Cap      $1-$10,001          Over $100,000
                              Fund
-----------------------------------------------------------------------------------------
                              Fixed Income   $1-$10,001
                              Fund
-----------------------------------------------------------------------------------------
                              Municipal      $1-$10,001
                              Bond Fund
-----------------------------------------------------------------------------------------
                              International  $1-$10,001
                              Select Equity
                              Fund
-----------------------------------------------------------------------------------------
 Graham E. Jones              European       $1-$10,001          Over $100,000
                              Equity Fund
-----------------------------------------------------------------------------------------
                              High Yield     $10,001-
                              Bond Fund      $50,000
-----------------------------------------------------------------------------------------
                              Micro Cap      $10,001-
                              Fund           $50,000
-----------------------------------------------------------------------------------------
                              International  $10,001-
                              Select Equity  $50,000
                              Fund
-----------------------------------------------------------------------------------------
 Rebecca W. Rimel/3/          None                               Over $100,000
-----------------------------------------------------------------------------------------
 Philip Saunders, Jr.         None                               $50,001-$100,000
-----------------------------------------------------------------------------------------
 William N. Searcy            International  $1-$10,001          $10,001-$50,000
                              Select Equity
                              Fund
-----------------------------------------------------------------------------------------
                              Short-Term     $1-$10,001
                              Municipal
                              Bond Fund
-----------------------------------------------------------------------------------------
 Robert H. Wadsworth/3/       None                               Over $100,000
-----------------------------------------------------------------------------------------
 Interested Trustee Nominee
 Richard T. Hale              None                               Over $100,000
-----------------------------------------------------------------------------------------

___________
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities.
/2/  The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000, over $100,000.
/3/ The amount shown includes share equivalents of funds in which the board member is deemed to be invested pursuant to a fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

                                                                      Exhibit I

                    Principal Occupations of Each Director
                   and Principal Executive Officer of DeAMIS

   The names and principal occupations of the current directors and executive officers of DeAMIS are set forth below. The business address of each person is One Appold Street, London, England EC2A 2UU.

             -----------------------------------------------------
                       Name               Principal Occupation
             -----------------------------------------------------
             Annette Jane Fraser        Chairman and Chief
                                        Executive Officer
             -----------------------------------------------------
             Matthew Alan Linsey        Director. His principal
                                        occupation is Managing
                                        Director of Deutsche
                                        Asset Management.
             -----------------------------------------------------
             Stephen John Maynard       Director and Finance
                                        Officer
             -----------------------------------------------------
             Alexander Tedder           Director. His principal
                                        occupation is Managing
                                        Director of Deutsche
                                        Asset Management.
             -----------------------------------------------------
             Richard Charles Wilson     Director. His principal
                                        occupation is Managing
                                        Director of Deutsche
                                        Asset Management.
             -----------------------------------------------------
             Simon Kempton              Chief Operating Officer
             -----------------------------------------------------
             Ian David Clarke           Chief Investment
                                        Officer--Fixed Income
             -----------------------------------------------------
             Karl Stephen Sternberg     Chief Investment
                                        Officer--Equities
             -----------------------------------------------------
             Carole Helen Ryan Hofbeck  Compliance Officer
             -----------------------------------------------------
             Paul Anthony Burke         Legal Officer
             -----------------------------------------------------

                                                                      Exhibit J

                             Investment Companies
                       Advised or Sub-Advised By DeAMIS

       Funds with                                    Contractual Advisory Fees
   similar investment        Total Assets As of
       objectives              March 31, 2002
-------------------------------------------------------------------------------
International             $267,986,752.67            0.70%
Select Equity Fund
Emerging Markets Equity   $136,267,409.20            0.70%
Institutional Fund
Emerging Markets Debt     $69,234,184.44             1.00%
Institutional Fund
Hillview                  $9,147,249                 .6% on the first $20
International Alpha Fund  sub-managed (of            million and .55%
                          $33,022,432 total assets)  thereafter. If $20
                                                     million has not been
                                                     allocated within two
                                                     years, .6% on the first
                                                     $50 million and .55%
                                                     thereafter

For more information please call your Fund's information agent, Georgeson Shareholder Communications at (866) 333-0889.


                                                              MG Investments #9

                               FORM OF PROXY CARD

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland  21202-3220
To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-____-_____.
3) Enter the __-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www._________.com.
3) Enter the __-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                        Morgan Grenfell Investment Trust
                                 [Name of Fund]

                                One South Street
                           Baltimore, Maryland 21202

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                   1:00 p.m., Eastern time, on July 30, 2002

     The undersigned hereby appoints Fran Pollack-Matz and Lisa Hertz and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the `Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II, III and IV. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals II, III and IV, as votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR
 FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I, II III AND IV.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                             KEEP THIS PORTION FOR YOUR RECORDS.


                                            DETACH AND RETURN THIS PORTION ONLY.


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees


I.   Election of Messrs. (01) Burt, (02) Dill, (03) Hale,       For All   Withhold All    For All Except:   To withhold authority
     (04) Hardiman, (05) Jones, (06) Searcy, and (07)                                                       to vote, mark `For
     Wadsworth, (08) Ms. Rimel, and Drs. (09) Gruber,             [_]          [_]             [_]          All Except' and write
     (10) Herring and (11) Saunders as Trustees of the                                                      the nominee's number
     Board.                                                                                                 on the line below.

                                                             -------------------

Vote on Proposals

II. (DeAM, Inc. Funds only):                                   III. (DeAMIS Funds only
    Approval of a New                                               Approval of a New Advisory
    Advisory Agreement with                                         Agreement with Deutsche
    Deutsche Asset                                                  Asset Management Investment
    Management, Inc.          FOR [_] AGAINST [_] ABSTAIN [_]       Services Limited.            FOR [_] AGAINST [_] ABSTAIN [_]

                                                               IV.  (European Equity Fund
                                                                    only):  Approval of a sub-
                                                                    advisory agreement between
                                                                    Deutsche Asset Management,
                                                                    Inc. and Deutsche Asset
                                                                    Management Investment
                                                                    Services Limited.            FOR [_] AGAINST [_] ABSTAIN [_]

                                                               The appointed proxies will vote on any other business as may properly come before the Special Meeting

                                                               Receipt of the Notice and the Joint Proxy Statement, dated ______
                                                               __, 2002 (the 'Proxy Statement'), is hereby acknowledged.

        ---------------------------------------------                     ---------------------------------------------

        ---------------------------------------------                     ---------------------------------------------
         Signature (Please sign within box)    Date                             Signature (Joint Owners)         Date